Property and Equipment, Net	12 Months Ended
Dec. 31, 2014
Property and Equipment, Net

NOTE 6 — Property and Equipment, Net

Our property and equipment consists of the following:

	December 31,
	2014	2013
	(In thousands)
Capitalized software development	$1,041,924	$787,526
Computer equipment	209,328	178,319
Furniture and other equipment	146,780	129,856
Leasehold improvements	135,372	121,084

	1,533,404	1,216,785
Less: accumulated depreciation	(1,011,085)	(781,477)
Projects in progress	30,807	45,394

Property and equipment, net	$553,126	$480,702

As of December 31, 2014 and 2013, our recorded capitalized software development costs, net of accumulated amortization, were $366 million and $325 million. For the years ended December 31, 2014, 2013 and 2012, we recorded amortization of capitalized software development costs of $185 million, $139 million, and $100 million, most of which is included in technology and content expenses.